          Exhibit 99.1

Bank of Commerce Holdings (NASDAQ: BOCH)

Company Profile

•	Founded 1982

•	Five offices — three markets

•	Redding Bank of Commerce™

•	Roseville Bank of Commerce™

•	Sutter Bank of Commerce™

•	Bank of Commerce Mortgage™

Investor Highlights

•	5% stock dividend — 1986

•	Annual cash dividends -1988

•	Two for one stock split — 1985

•	Three for one stock split — 1998

•	10% stock dividend — 2000

•	Three for one stock split — 2004

•	Quarterly cash dividends — since 2005

•	ACQB Index — America’s Community Bank Index

Business Overview

Bank of Commerce Holdings (the “Holding Company”) is a financial holding company (“FHC”) registered under the Bank Holding Company Act of 1956, as amended, and was incorporated in California on January 21, 1982. The Company owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™.
Contact Information
Michael C. Mayer, President & CEO
Telephone (530) 224-7361
Linda J. Miles, Chief Financial Officer
Telephone (530) 224-7318
www.reddingbankofcommerce.com
Market Data
Exchange: NASDAQ
Exchange: NASDAQ
Symbol: BOCH
Shares outstanding at 9/29/06: 8,926,842
Market Cap: $100,873,315
Recent Price : $11.30
52 week range: $9.14 — $11.90
Price/ Book (%): 240.43
SNL™ Peer Price/Book (%): 220.30
Price/Earnings (x): 15.07
SNL™ Peer Price/Earnings (x): 16.25
Price/LTM EPS (x): 15.07
Dividend Yield (%): 2.48
SNL ™ Peer Dividend Yield(%): 1.56
YTD Volume traded: 498,855
Insider Ownership: 30.29%
Company Press Release
For immediate release:
Bank of Commerce Holdings™, Announces 12% increase in third quarter 2006 Operating Results —
REDDING, California, October 27, 2006/ PR Newswire— Bank of Commerce Holdings (NASDAQ: BOCH), a $585.2 million asset financial holding company, and parent company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ today announced a 12% increase in third quarter 2006 operating results.
“We are very proud to report a 12 percent increase in operating results over the same period in 2005. The reasons for our increase in earnings are attributed to the volume of loan activities over the year coupled with increasing interest rates. Our performance is well above average meeting our goal of achieving upper quartile performance, compared to our peers” said Michael C. Mayer, President and CEO of the Company.
Bank of Commerce Holdings’ net income for the third quarter 2006 increased 7.2 percent to $1,672,000 or $0.19 per diluted share compared to $1,560,000 or $0.18 per diluted share during the third quarter 2005. Annualized return on average assets and return on average equity for the third quarter of 2006 were 1.17% and 15.11% respectively, compared with 1.31% and 17.75% for the third quarter of 2005.
On September 25, 2006, the Company announced a $0.07 quarterly cash dividend payable to shareholders of record as of September 29, 2006 and paid on October 13, 2006. Additionally the Company announced a stock buyback program to repurchase up to $2.0 million in shares.
At September 30, 2006, Bank of Commerce Holdings’ total assets were $585.2 million, an increase of 14.4% or $73.6 million from December 31, 2005. Net loans increased to $403.6 million, an increase of $40.4 million from December 31, 2005.
The Company’s loan portfolio is sound and performing well. The Company’s allowance for loan losses was 1.16% of total loans at September 30, 2006 and 1.17% at December 31, 2005, while its ratio of non-performing assets to total assets was 0.00% at September 30, 2006, compared to 0.08% at December 31, 2005. Provisions for loan losses for the quarter ended September 2006 were $72,000 compared to $88,000 for the same period in 2005. The Company’s OREO remained at $0 through the third quarter of 2006 and 2005.
Total deposits increased to $429.2 million, an increase of $57.1 million or 15.3% from December 31, 2005. The Sutter Bank of Commerce division opened for business on April 10, 2006, located at 950 Tharp Road, Yuba City, California. Construction is underway on the Company’s Technology and Support Center (TASC) with an anticipated completion date of 1/1/2007.
The capital ratios of Redding Bank of Commerce continue to be above the well-capitalized guidelines established by bank regulatory agencies.
The most significant impact on net interest income between periods is derived from the interaction of changes in the volume of and rate earned or paid on interest-earning assets and interest-bearing liabilities. The volume of interest-earning assets in loans and securities, compared to the volume of interest-bearing liabilities represented by deposits and borrowings, combined with the spread, produces the changes in net interest income between periods. The Company’s net interest margin increased by $1.8 million totaling 4.33% in the third quarter of 2006 compared to 4.58% for the same period in 2005.
Bank of Commerce Holdings, with administrative offices in Redding, California is a financial service holding company that owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™. The Company is a federally insured California banking corporation and opened on October 22, 1982.

BOCH is a NASDAQ Global Market listed stock. Please contact your local investment advisor for purchases and sales. Investment firms making a market in BOCH stock are:

Howe Barnes Hoefer & Arnett/ Dave Bonaccorso	Morgan Stanley/ Rick Hill
555 Market Street	310 Hemsted Drive, Suite 100
San Francisco, CA	Redding, CA
(800) 346-5544	(800) 733-6126

Wachovia Securities/ Ken Myers, Rick Hansen	Raymond James Financial/ Geoff Ball
10466 Brunswick Road	1805 Hilltop Drive, Suite 106
Grass Valley, CA	Redding, CA
(888) 383-3112	(800) 926-5040

This quarterly press release includes forward-looking information, which is subject to the “safe harbor” created by the Securities Act of 1933, and Securities Act of 1934. These forward-looking statements (which involve the Company’s plans, beliefs and goals, refer to estimates or use similar terms) involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors:
•	Competitive pressure in the banking industry and changes in the regulatory environment.
•	Changes in the interest rate environment and volatility of rate sensitive assets and liabilities.
•	The health of the economy declines nationally or regionally which could reduce the demand for loans or reduce the value of real estate collateral securing most of the Company’s loans.
•	Credit quality deteriorates which could cause an increase in the provision for loan losses.
•	Losses in the Company’s merchant credit card processing business.
•	Asset/Liability matching risks and liquidity risks.
•	Changes in the securities markets.
For additional information concerning risks and uncertainties related to the Company and its operations please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and under the heading “Risk factors that may affect results” and subsequent reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30,	December 31,	September 30,
Amounts in thousands, except per share data	2006	2005	2005
ASSETS

Cash and due from banks	$17,535	$17,436	$14,759
Federal funds sold and securities purchased under agreements to resell	28,010	9,120	8,550

Cash and cash equivalents	45,545	26,556	23,309
Securities available-for-sale (including pledged collateral of $74,022 at September 30, 2006; $50,102 at December 31, 2005 and $52,988 at September 30, 2005)	97,614	94,014	98,107
Securities held-to-maturity, at cost (estimated fair value of $10,788 at September 30, 2006, $6,881 at December 31, 2005 and $5,834 at September 30, 2005)	10,841	6,933	5,813
Loans, net of the allowance for loan losses of $4,753 at September 30, 2006, $4,316 at December 31, 2005 and $4,251 at September 30, 2005	403,657	363,305	342,004
Bank premises and equipment, net	7,350	5,631	5,547
Other assets	20,211	15,205	13,228

TOTAL ASSETS	$585,218	$511,644	$488,008

LIABILITIES AND STOCKHOLDERS’ EQUITY

Demand — noninterest bearing	$81,125	$86,219	$80,516
Demand — interest bearing	111,439	109,101	116,137
Savings	22,610	27,540	26,078
Certificates of deposits	214,019	149,256	150,260

Total deposits	429,193	372,116	372,991

Securities sold under agreements to repurchase	35,260	22,886	20,461
Federal Home Loan Bank borrowings	55,000	55,000	35,000
Other liabilities	6,352	7,194	5,809
Guaranteed Preferred Beneficial Interests in Company’s Junior Subordinated Debt payable to unconsolidated subsidiary grantor trust	15,465	15,310	15,310

Total Liabilities	541,270	472,506	449,571

Commitments and contingencies
Stockholders’ Equity:

Preferred stock, no par value, 2,000,000 authorized no shares issued and outstanding in 2006 and 2005	—	—	—
Common stock, no par value, 50,000,000 shares Authorized; 8,926,842 shares issued and outstanding at September 30, 2006, 8,657,896 at December 31, 2005 and 8,654,896 at September 30, 2005	12,416	11,009	10,998
Retained earnings	32,526	29,419	28,240
Accumulated other comprehensive (loss), net of tax	(994)	(1,290)	(801)

Total Stockholders’ equity	43,948	39,138	38,437

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$585,218	$511,644	$488,008

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Nine Months Ended
Amounts in thousands, except for per share data	Sept. 30, 2006	Sept. 30, 2005	Sept. 30, 2006	Sept. 30, 2005

Interest income:
Interest and fees on loans	$8,501	$6,146	$23,881	$17,393
Interest on tax exempt securities	231	99	494	230
Interest on U.S. government securities	849	718	2,575	2,026
Interest on federal funds sold and securities purchased under agreements to resell	383	220	658	385
Interest on other securities	25	16	113	16

Total interest income	9,989	7,199	27,721	20,050

Interest expense:
Interest on demand deposits	449	276	968	688
Interest on savings deposits	69	56	209	127
Interest on time deposits	2,423	1,190	5,844	3,051
Securities sold under agreements to repurchase	328	146	794	264
Interest on FHLB and other borrowing expense	918	235	2,492	746
Interest on junior subordinated debt payable to unconsolidated subsidiary grantor trust	272	171	796	332

Total interest expense	4,459	2,074	11,103	5,208

Net interest income	5,530	5,125	16,618	14,842
Provision for loan and lease losses	72	88	226	442

Net interest income after provision for loan losses	5,458	5,037	16,392	14,400

Noninterest income:
Service charges on deposit accounts	81	98	255	303
Payroll and benefit processing fees	89	81	287	264
Earnings on cash surrender value - Bank owned life insurance	80	52	231	156
Net (loss) gain on sale of securities available-for-sale	(171)	0	(171)	(2)
Net gain on sale of loans	90	23	90	91
Merchant credit card service income, net	110	91	280	268
Mortgage brokerage fee income	32	85	84	242
Other income	117	85	331	283

Total non-interest income	428	515	1,387	1,605

Noninterest expense:
Salaries and related benefits	1,996	1,750	5,870	5,088
Occupancy and equipment expense	467	437	1,350	1,173
FDIC insurance premium	12	11	36	36
Data processing fees	53	71	169	209
Professional service fees	149	199	503	577
Payroll and Benefit fees	24	24	78	86
Deferred compensation expense	94	85	272	234
Stationery and Supplies	71	40	180	159
Postage	26	45	91	84
Directors’ expense	45	30	170	188
Other expenses	362	403	1,128	1,068

Total non-interest expense	3,299	3,095	9,847	8,902

Income before income taxes	2,587	2,457	7,932	7,103
Provision for income taxes	915	897	2,979	2,696

Net Income	$1,672	$1,560	$4,953	$4,407

Basic earnings per share	$0.19	$0.18	$0.57	$0.51
Weighted average shares — basic	8,764	8,619	8,723	8,582
Diluted earnings per share	$0.19	$0.18	$0.55	$0.50
Weighted average shares — diluted	8,937	8,874	8,945	8,911

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

	Sept 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2006	2006	2006	2005	2005	2005	2005

Cash and due from banks	$17,535	$12,668	$11,819	$17,436	$14,759	$19,300	$14,167

Federal funds sold and securities purchased under agreements to resell	28,010	14,155	9,835	9,120	8,550	11,895	19,760

Total Cash & Equivalents	45,545	26,823	21,654	26,556	23,309	31,195	33,927
Securities available-for-sale	97,614	97,366	93,645	94,014	98,107	72,709	77,276
Securities held to maturity, at cost	10,841	11,141	7,620	6,933	5,813	5,889	423
Loans, net of allowance for loan losses	403,657	401,185	374,983	363,305	342,004	340,230	320,453
Bank premises and equipment, net	7,350	6,690	6,261	5,631	5,547	5,581	5,436
Other assets	20,211	20,942	18,733	15,205	13,228	12,611	13,207

TOTAL ASSETS	$585,218	$564,147	$522,896	$511,644	$488,008	$468,215	$450,722

Liabilities:
Demand — noninterest bearing	$81,125	$74,505	$74,519	$86,219	$80,516	$77,960	$75,393
Demand — interest bearing	111,439	101,492	102,003	109,101	116,137	115,772	111,723
Savings	22,610	23,111	28,477	27,540	26,078	26,898	24,367
Certificates of deposit	214,019	189,577	173,106	149,256	150,260	148,507	144,051

Total deposits	429,193	388,685	378,105	372,116	372,991	369,137	355,534

Securities sold under agreements to repurchase	35,260	32,507	25,117	22,886	20,461	21,537	13,517
Federal Home Loan Bank borrowings	55,000	80,000	55,000	55,000	35,000	30,000	35,000
Other liabilities	6,352	6,536	8,864	7,194	5,809	5,119	5,705
Junior subordinated debt payable to subsidiary grantor trust	15,465	15,465	15,465	15,310	15,310	5,000	5,000

Total liabilities	541,270	523,193	482,551	472,506	449,571	430,793	414,756

Stockholders’ equity:
Common stock	12,416	11,442	11,198	11,009	10,998	10,894	10,756
Retained earnings	32,526	31,479	30,535	29,419	28,240	27,097	26,067
Accumulated other comprehensive income (loss), net	(994)	(1,967)	(1,388)	(1,290)	(801)	(569)	(857)

Total stockholders’ equity	43,948	40,954	40,345	39,138	38,437	37,422	35,966

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$585,218	$564,147	$522,896	$511,644	$488,008	$468,215	$450,722

Interest Income:
Net interest income	$5,530	$5,674	$5,413	$5,395	$5,125	$4,861	$4,856
Provision for loan losses	72	143	11	6	88	177	177

Net interest income after provision for loan losses	5,458	5,531	5,402	5,389	5,037	4,684	4,679

Noninterest Income:
Service charges	81	86	88	91	98	102	103
Merchant credit card service income, net	89	93	77	78	81	78	99
Net (loss) on sale of securities available-for-sale	(171)	0	0	0	0	0	(2)
Mortgage brokerage fee income	32	35	17	7	85	71	86
Other income	397	298	266	343	251	297	256

Total noninterest income	428	512	448	519	515	548	542
Noninterest Expense:
Salaries and related benefits	1,996	1,996	1,878	1,796	1,750	1,645	1,693
Net Occupancy and equipment expense	467	448	435	399	437	349	387
Professional service fees	149	150	204	72	199	173	205
Other expenses	687	716	721	579	709	720	635

Total noninterest expense	3,299	3,310	3,238	2,846	3,095	2,887	2,920

Income before income taxes	2,587	2,733	2,612	3,062	2,457	2,345	2,301
Provision for income taxes	915	1,044	1,020	1,191	897	874	925

Net Income	$1,672	$1,689	$1,592	$1,871	$1,560	$1,471	$1,376

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

Key Financial Information
(Unaudited)	Sept 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2006	2006	2006	2005	2005	2005	2005

Net earnings per share- basic	$0.19	$0.19	$0.18	$0.23	$0.18	$0.17	$0.16
Net earnings per share- diluted	$0.19	$0.19	$0.18	$0.21	$0.17	$0.16	$0.16
Dividends per share	$0.07	$0.07	$0.07	$0.08	$0.06	$0.06	$0.06
Net Interest Margin	4.33%	4.47%	4.47%	4.59%	4.56%	4.66%	4.66%

Average Total Equity	$38,211	$41,629	$41,951	$49,812	$45,151	$41,101	$39,628
Return on Average Equity	15.11%	16.23%	15.18%	18.80%	17.75%	16.30%	15.89%
Average Assets	$542,328	$540,924	$512,679	$494,671	$477,709	$457,036	$445,037
Return on Average Assets	1.17%	1.25%	1.24%	1.51%	1.31%	1.29%	1.24%
Efficiency Ratio	54.69%	53.51%	56.69%	48.12%	54.88%	53.37%	54.09%

Total Assets	$585,218	$564,147	$522,741	$511,644	$488,008	$468,215	$450,722
Loans, net of allowances	$403,657	$401,185	$374,983	$363,305	$342,004	$340,230	$320,453
Deposits	$429,193	$388,685	$378,105	$372,116	$372,991	$369,137	$355,534
Stockholders’ Equity	$43,948	$40,954	$40,345	$39,138	$38,437	$37,422	$35,966
Total shares outstanding	8,927	8,730	8,718	8,658	8,655	8,618	8,572
Book Value per share	$4.93	$4.70	$4.63	$4.52	$4.45	$4.34	$4.20

Loan to deposit ratio	94.05%	103.22%	99.18%	97.63%	91.69%	92.17%	91.27%
Non-performing assets to total assets	0.00%	0.00%	0.02%	0.08%	0.31%	0.73%	0.46%
Non-performing loans to total loans	0.00%	0.00%	0.03%	0.11%	0.44%	1.00%	0.63%
Allowance for loans losses to total loans	1.16%	1.11%	1.13%	1.17%	1.23%	1.20%	1.25%

Leverage capital	9.99%	9.62%	10.05%	10.19%	10.05%	9.25%	9.29%
Tier 1 risk based capital	11.64%	11.36%	12.00%	12.05%	12.36%	11.15%	10.95%
Total risk based capital	12.73%	12.41%	13.09%	13.09%	13.43%	12.23%	12.06%